     As filed with the Securities and Exchange Commission on March 1, 1996


                                                      Registration Nos. 33-11371


                                                                        811-4982

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           =======================

                                  FORM N-1A
   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]
                 Pre-Effective Amendment No. _________                 [ ]

                     Post-Effective Amendment No. 23                   [x]

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                 [ ]

                               Amendment No. 25                        [x]

                       (Check Appropriate box or boxes)

                           =======================

                             HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

                 790 NORTH MILWAUKEE STREET
                    MILWAUKEE, WISCONSIN                  53202
                (Address of Principal Offices)         (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 347-7777

                        WILLIAM J. NASGOVITZ, President
                           790 NORTH MILWAUKEE STREET
                           MILWAUKEE, WISCONSIN 53202
                    (name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

  It is proposed that this filing will become effective (check appropriate box):
                     [ ] immediately upon filing pursuant to paragraph (b)
                     [ ] on (date) pursuant to paragraph (b)
                     [x] 60 days after filing pursuant to paragraph (a)(1)
                     [ ] on (date) pursuant to paragraph (a)(1)
                     [ ] 75 days after filing pursuant to paragraph (a)(2)
                     [ ] on (date) pursuant to paragraph (a)(2) of rule 485

                         If appropriate, check the following box:
                     [ ] this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment



*Registrant has elected to register an indefinite number of shares of Common Stock, $0.01 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's 24f-2 Notice for the year ended December 31, 1995 was filed on February 28, 1996.


                           =======================

                             HEARTLAND GROUP, INC.

                                   FORM N-1A

                             CROSS-REFERENCE SHEET


                      TO POST-EFFECTIVE AMENDMENT NO. 23







                 Form N-1A
                  Item No.                                                       Prospectus Heading
                 ---------                                                       -------------------
                           PART A

                 1.     Cover Page . . . . . . . . . . . . . . . . . . . .           Cover Page

                 2.     Synopsis . . . . . . . . . . . . . . . . . . . . .           Fund Expenses

                 3.     Condensed Financial
                           Information   . . . . . . . . . . . . . . . . .           Financial Highlights

                 4.     General Description of
                        Registrant . . . . . . . . . . . . . . . . . . . .           Description of Fund Shares; Investment
                                                                                     Objectives and Policies

                 5.     Management of the Fund . . . . . . . . . . . . . .           The Fund and the Heartland Organization;
                                                                                     How to Buy Shares; Net Asset Value
                                                                                     Calculation; Portfolio Transactions

                 5A.    Management's Discussion
                           of Fund Performance   . . . . . . . . . . . . .           Not applicable.  See Annual Report

                 6.     Capital Stock and Other
                        Securities . . . . . . . . . . . . . . . . . . . .           Description of Fund Shares; Dividends,
                                                                                     Distributions and Taxes; Shareholder
                                                                                     Services

                 7.     Purchase of Securities Being
                        Offered  . . . . . . . . . . . . . . . . . . . . .           How to Buy Shares; Net Asset Value
                                                                                     Calculation; How to Redeem Shares

                 8.     Redemption or Repurchase . . . . . . . . . . . . .           How to Redeem Shares

                 9.     Pending Legal Proceedings  . . . . . . . . . . . .           None

                           PART B

                 10.    Cover Page . . . . . . . . . . . . . . . . . . . .           Cover Page

                 11.    Table of Contents  . . . . . . . . . . . . . . . .           Cover Page


                 Form N-1A
                  Item No.                                                                      SAI Heading
                 ---------                                                                  -------------------
                 12.    General Information and
                        History  . . . . . . . . . . . . . . . . . . . . .           Introduction to the Heartland Funds

                 13.    Investment Objectives and
                        Policies . . . . . . . . . . . . . . . . . . . . .           Investment Objective and Policies;
                                                                                     Investment Restrictions; Appendix A -
                                                                                     Securities Ratings

                 14.    Management of the Fund . . . . . . . . . . . . . .           Management

                 15.    Control Persons and Principal
                        Holders of Securities  . . . . . . . . . . . . . .           Control Persons and Principal Holders of
                                                                                     Securities

                 16.    Investment Advisory and
                        Other Services . . . . . . . . . . . . . . . . . .           The Investment Advisor

                 17.    Brokerage Allocation . . . . . . . . . . . . . . .           Portfolio Transactions

                 18.    Capital Stock and Other
                        Securities . . . . . . . . . . . . . . . . . . . .           Description of Shares

                 19.    Purchase, Redemption and
                           Pricing of Securities
                          Being Offered  . . . . . . . . . . . . . . . . .           Determination of Net Asset Value Per Share

                 20.    Tax Status . . . . . . . . . . . . . . . . . . . .           Tax Status

                 21.    Underwriters . . . . . . . . . . . . . . . . . . .           Distribution of Shares

                 22.    Calculation of Performance
                        Data . . . . . . . . . . . . . . . . . . . . . . .           Performance Information

                 23.    Financial Statements . . . . . . . . . . . . . . .           Financial Statements

                        HEARTLAND NEBRASKA TAX FREE FUND

                                   Prospectus

                                 April 30, 1996


TABLE OF CONTENTS


Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3


Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . .    4



How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13



Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . . . .   15



Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . . . . . .   18



The Fund and the Heartland Organization . . . . . . . . . . . . . . . . . .   19



Net Asset Value Calculation . . . . . . . . . . . . . . . . . . . . . . . .   21



Description of Fund Shares  . . . . . . . . . . . . . . . . . . . . . . . .   21



Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . .   22



Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .   23



How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .   24





SHARES OF THE FUND ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT SUMMARY


The Heartland Nebraska Tax Free Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Nebraska personal income tax.



The Heartland Nebraska Tax Free Fund (the "Fund") is a separate non-diversified mutual fund portfolio of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Fund before you invest. Please keep it for reference. A Statement of Additional Information for the Fund (dated April 30, 1996) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Fund's investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.


________________________________________________________________________________

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
________________________________________________________________________________





                              P R O S P E C T U S

FUND EXPENSES


The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including the Fund's investment objective and performance.







SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales load imposed on purchases                   None
    Sales load imposed on reinvested dividends                None
    Redemption fees                                           None(1)
    Exchange fees                                             None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management fees (after fee waivers)                       .33%(2)
    Rule 12b-1 distribution plan fees                         None
    Other expenses                                            .43%



    TOTAL FUND OPERATING EXPENSES                             .76%(2)



(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $7.50.



(2) The Management Fee gives effect to the voluntary waiver by Heartland Advisors of one-half of its management fee. Without such waiver, the Management Fees and Total Fund Operating Expenses would have been .65% and 1.08% of the average net assets, respectively. Heartland Advisors may reinstate an additional portion or all of the fee at any time.






                              P R O S P E C T U S

EXAMPLE


You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual rate of return; and (2) redemption at the end of each time period in the
Fund:



    One year                                                  $ 8
    Three years                                               $24
    Five years                                                $42
    Ten years                                                 $94











The purpose of this expense information is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares" and "The Fund and The Heartland Organization."


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





                              P R O S P E C T U S

FINANCIAL HIGHLIGHTS


The following Financial Highlights table for the Fund has been examined by Arthur Andersen LLP, independent public accountants, whose report on the financial statements of the Fund for the fiscal year ended December 31, 1995 is included in the Fund's Annual Report to Shareholders for such period and incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the audited financial statements and related notes appearing in the Annual Report. Additional information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by writing or calling Heartland Advisors.





                                                            Fiscal year ended December 31
                                                            -----------------------------
                                                              1995               1994                   9/27/93(1) to 12/31/93
                                                              ----               ----                  -------------------------
PER SHARE DATA:
   Net Asset Value, Beginning of Period                      $8.23              $ 9.56                        $ 9.70

   Income from Investment Operations:
   Net investment income                                       .45                 .45                           .11
   Net realized and unrealized gains
    on securities                                             1.14               (1.33)                         (.14)
                                                              ----                ----                          ----
   Total from Investment Operations                           1.59                (.88)                         (.03)

   Less Distributions:
   Dividends from net investment income                       (.45)               (.45)                         (.11)
   Distributions from net realized gains                         -                   -                             -
   Total distributions                                        (.45)               (.45)                         (.11)
   Net asset value, end of period                            $9.37              $ 8.23                        $ 9.56

   Total Return(2)                                           19.70%              (9.33%)                        (.29%)(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period                           $13,297,168         $12,526,287                    $8,998,266
   Ratio of total expenses to
    average net assets(4)                                     0.76%               0.81%                         0.13%(5)
   Ratio of net investment income to
    average net assets                                        5.06%               5.23%                         4.65%(5)
   Portfolio turnover rate                                    5.10%              32.69%                         2.56%






                              P R O S P E C T U S

(1)      Commencement of operations.



(2) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.



(3)      Not annualized.



(4) Heartland Advisors waived the Management Fee for the Fund in its entirety from September 27, 1993 through December 31, 1993. Effective January 1, 1994, Heartland Advisors partially reinstated a portion of the fee at the rate of .325 of 1% of average daily net assets.



(5)      Annualized.






                              P R O S P E C T U S

INVESTMENT OBJECTIVE AND POLICIES



The investment objective of the Fund is to provide investors with a high level of current income that is exempt from federal and Nebraska personal income taxes. The Fund invests primarily in municipal securities that are exempt from personal income tax in Nebraska and under federal law, including certain Nebraska municipal securities and securities of other entities meeting such criteria.



Only limited categories of municipal securities are exempt from Nebraska personal income taxes. These include bonds issued by Nebraska state and local government subdivisions, including Nebraska municipal water bonds, Nebraska Public Power District bonds, Nebraska Investment Finance Authority bonds, local school district bond obligations, and certain general obligation bonds issued by Puerto Rico, the Virgin Islands and Guam. Due to the limited availability and liquidity of such securities issued within Nebraska, it is possible that the Fund may invest a significant portion of its assets in obligations issued by territories and possessions of the United States, their agencies or instrumentalities. The Fund may invest up to 100% of its assets in tax-exempt securities of issuers outside






                              P R O S P E C T U S
of Nebraska if such securities bear interest which is exempt from federal and Nebraska personal income taxes.

INVESTMENT POLICIES OF THE FUND


TAX-FREE INCOME. As a matter of fundamental policy, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Nebraska personal income taxes. In practice, under normal market conditions, the Fund will seek to invest all of its assets so that income therefrom will be exempt from federal and Nebraska personal income tax, other than assets invested for hedging purposes. There can be no assurance that the Fund will be successful in this investment policy or that it will achieve its investment objective.



Also as a matter of fundamental policy, the Fund will seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax. However, under abnormal conditions the Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax. If you are subject to the alternative minimum tax, a portion of your income may not be exempt from federal income tax. Income distributions that are a tax preference item for purposes of the federal alternative minimum tax are considered to be exempt from federal income tax for purposes of the Fund's objective. See "Dividends, Distributions and Taxes."



TAX-FREE INVESTMENTS. The term "municipal securities," as used in this Prospectus, means debt obligations issued by or on behalf of states, territories or possessions of the United States, and their political subdivisions, agencies, and instrumentalities, the interest on which is generally exempt from federal income tax.



Municipal securities are classified principally as either "general obligations" or "revenue obligations." General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Industrial development or revenue bonds are usually bonds the credit quality of which is related directly to the credit standing of the industrial user involved or of any entity which has provided a guaranty or enhancement of such credit.



The Fund may invest in municipal lease obligations, which are issued by a state or local government or






                              P R O S P E C T U S
authority to acquire land, equipment or facilities and are not fully backed by the municipality's credit. These obligations typically are secured by the municipality's obligation to make payments under the lease, which may be subject to certain conditions, including future appropriation of funds. If the municipality stops making lease payments, the obligations could lose value. A more detailed description of lease obligations is set forth in the Statement of Additional Information under "Investment Objective and Policies - Tax-Exempt Obligations - State or Municipal Lease Obligations."



OTHER INVESTMENTS. The Fund may invest temporarily in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in greater than seven days will be considered illiquid securities.



Under abnormal market conditions or for defensive purposes, the Fund may invest more than 20% of its assets in fixed-income securities, the interest on which is subject to federal and/or Nebraska personal income tax. Investments in securities subject to federal income tax will be primarily in securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; corporate debt securities rated in the highest three categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch"); commercial paper rated in the highest category by S&P or Moody's; unrated variable rate demand notes which Heartland Advisors believes have investment characteristics comparable to debt securities rated in one of the top three rating categories by Moody's, S&P or Fitch; or certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to federal or state regulatory supervision.


INVESTMENT QUALITY


The Fund invests primarily in municipal bonds judged by Heartland Advisors to be of investment grade quality. Such securities are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P, or Fitch, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. A description of the ratings assigned by Moody's, S&P and Fitch is contained in the Statement of Additional Information. Investment grade bonds have adequate to strong protection of principal and interest payments. The investment grade rating of some bonds may result from various






                              P R O S P E C T U S
enhancements, such as insurance or letters of credit, rather than the credit of the issuer. Bonds rated in the fourth highest rating category are more sensitive to economic changes than are bonds rated in one of the top three categories, and such bonds have speculative characteristics.


The Fund may invest up to 25% of its assets in lower quality bonds (those rated below the four highest categories by Moody's, S&P or Fitch or judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds"), provided that it may not invest in bonds rated below B at the time of purchase. Bonds rated below the top four rating categories are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal.



The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Objective and Policies - Tax-Exempt Obligations - Non-Investment Grade Bonds" in the Statement of Additional Information.



Subsequent to their purchase by the Fund, particular obligations may cease to be rated or their ratings may be reduced below the minimum rating required for
purchase by the Fund.   Neither event will require the elimination of an
investment from the Fund's portfolio, but Heartland Advisors will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.



Rated as well as unrated municipal securities will be analyzed by Heartland Advisors on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting municipal securities generally. It should be noted, however, that the amount of information about the financial condition of an issuer of municipal securities or an obligor thereon may not be as extensive or as readily available as information regarding securities that are more actively traded.






                              P R O S P E C T U S

ASSET COMPOSITION


The following table provides a summary of the Fund's debt holdings as rated by S&P or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings of the Fund during the fiscal year ended December 31, 1995, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary.



                    S&P RATING                            FUND
                   OR EQUIVALENT                        AVERAGE
                        AAA                                19.7%
                        AA                                 24.6%
                         A                                 53.9%
                        BBB                                 1.8%
                        BB                                    0%
                         B                                    0%



The dollar-weighted average of debt securities included in these figures and not rated by S&P amounted to 37.5% for the Fund. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to the Statement of Additional Information for a more complete discussion of these ratings.






                              P R O S P E C T U S

OTHER INVESTMENT PRACTICES


In addition to the investments described above, the Fund may invest in certain securities and employ certain investment techniques, which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks, as well as further investment restrictions to which the Fund may be subject, is contained in the Statement of Additional Information.



OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates. The Fund will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Fund's overall strategy.



The Fund may purchase and write put and call options that are traded on recognized U.S. exchanges with respect to any type of security or index related to its investments, and may enter into closing transactions with respect to such options. The Fund may purchase and sell futures contracts, including interest rate futures and index futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Fund may also purchase and write put and call options on futures contracts and enter into closing transactions with respect to such options.



The Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 20% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 20% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the Fund's portfolio. Consequently, the Fund's assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.


Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for





                              P R O S P E C T U S
hedging purposes may not be successful and could result in reduction of the Fund's total return. The Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.



Because available exchange-traded options and futures contracts will not match the Fund's current or anticipated investments exactly, there is a risk that the options or futures positions will not track the performance of the Fund's other investments. The Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis, i.e., obligate itself to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations.



REPURCHASE AGREEMENTS. The Fund also may invest in collateralized repurchase agreements, but has no present intention to do so. Such repurchase agreements are described in the Statement of Additional Information under "Investment Objective and Policies - Taxable Obligations - Repurchase Agreements."



BORROWING. The Fund may borrow from banks for temporary or emergency purposes up to 10% of its total assets and pledge up to 10% of its total assets in connection therewith.


PORTFOLIO TURNOVER AND MATURITY


While it is not the policy of the Fund to trade actively for short-term profits, it will dispose of securities without regard to the time they have been held when such action appears advisable to Heartland Advisors. Frequent portfolio trades may result in higher transaction and other costs. The Fund's portfolio turnover rate for the fiscal year ended December 31,






                              P R O S P E C T U S

1995 was 5.1%. The Fund is not restricted as to the average maturity of its portfolio.


INVESTMENT LIMITATIONS


The Fund's investment policies discussed above are subject to further restrictions which are described in the Statement of Additional Information. Three principal investment limitations are that:



1. Under normal market conditions, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Nebraska personal income taxes.



2. The Fund will seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax.



3. The Fund will not purchase a security if, as a result thereof, (i) more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or their agencies, instrumentalities, municipalities or political subdivisions or (ii) more than 10% of its net assets would be invested in illiquid securities.



The above "Investment Limitations" are fundamental policies of the Fund and can be changed only by a majority vote of its shareholders. However, neither the investment objective nor policies of the Fund are fundamental and they may be changed by Heartland's Board of Directors. If there is a future change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.








                              P R O S P E C T U S

RISK FACTORS




MARKET RISK. The principal value of the Fund's assets would be expected to vary with changes in interest rates. It may be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held by the Fund, and an increase in rates will generally have the opposite effect. The Fund may employ hedging techniques to reduce the effects of interest rate fluctuations; however, there can be no assurance that such techniques will be successful. Thus, interest rate fluctuations will affect the Fund's net asset value per share, but not the income received by it from its existing portfolio securities. Because yields on securities available for purchase by the Fund will vary over time, no specific yield on the Fund's portfolio can be assured.



Total returns on bonds tend to fluctuate in much wider ranges than fluctuations in interest rates because gain or loss in bond value is combined with interest to calculate total return. The amount of increase or decrease in value and total return will also be affected by the average maturity of the Fund, with shorter maturities tending to minimize changes and longer maturities tending to produce greater changes.


CREDIT RISK


GEOGRAPHIC CONCENTRATION. Ordinarily, an investment company concentrating its investments in limited geographic areas, such as the Fund, would be exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of municipal securities. The value of municipal securities may be closely tied to local, political, and economic conditions and developments within Nebraska. Other risks include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from federal and Nebraska personal income taxes.



The Fund's policies and programs seek to minimize this geographic concentration risk in a number of ways. First, the Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code which, in part, require that, at the close of each quarter of the taxable year, those issues which represent more than 5% of the Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and that no single issue exceed 25% of the Fund's total assets. Moreover, since the Fund's policies and programs permit it to purchase securities issued by territories or possessions of the United States, including Puerto Rico, the Virgin Islands and Guam, which are exempt from federal and Nebraska personal income taxes, the geographic concentration is less than if the Fund was limited solely to investments in one state.






                              P R O S P E C T U S

Nebraska Economy. Nebraska's economy is fairly diverse with concentrations in agriculture, trade and service industries. The state's economy has fared well in recent years, and overall, job, income, business, and construction growth has been positive. The state's unemployment rate has been among the lowest in the nation throughout the 1990's. Nebraska's economy remains agriculturally based and could be significantly impacted by factors affecting that sector, such as downward trends in the commodities markets, severe weather conditions, or reductions in federal agricultural programs.



Puerto Rico Economy. The Fund may invest in municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities. Since the early 1970s, manufacturing has been the primary force in Puerto Rican development. Other major sectors of Puerto Rico's economy include government, trade and services. Puerto Rico's unemployment rate remains relatively high at approximately 14-16% and per capita income is less than half of the U.S. average. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure. Puerto Rico's economic base remains centered around tax advantages offered to U.S. manufacturing firms. Legislation or other action that would eliminate or reduce such tax incentives might give rise to economic instability and volatility in the market for the securities.



Industry Concentration. The Fund may invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, for example, community development, education, electric utilities, health care, housing, redevelopment, transportation, or water, sewer and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer or industry, or the securities financing similar types of projects, could have a significant effect on the Fund's performance.






                              P R O S P E C T U S

Obligations issued to finance the operation or expansion of utilities may be affected by various economic and other conditions which adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations. In particular, recent laws regulating air quality standards and future legislation regarding other environmental and toxic waste regulation may further increase the cost of utility services.





                              P R O S P E C T U S

HOW TO BUY SHARES

SHARE PRICE

The Fund s shares are sold without a sales charge. The Fund s share price is the net asset value per share next determined following receipt of an order in proper form or receipt of funds by the Agent if purchase is made by wire. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Fund's transfer and dividend disbursing agent (the "Agent").


OPENING AN ACCOUNT AND PURCHASING SHARES
BY MAIL TO:                                 BY OVERNIGHT MAIL
TO:
 Firstar Trust Company                      Firstar Trust Company
 Mutual Fund Services, 3rd Floor            Mutual Fund Services, 3rd Floor
 P.O. Box 701                               615 East Michigan Street
 Milwaukee, WI 53201-0701                   Milwaukee, WI 53202

To Open an Account


Complete and sign the Account Application. Make your check payable to the Heartland Nebraska Tax Free Fund and mail to one of the addresses above.


To Add to an Account:


Make your check payable to the Fund, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.


BY WIRE:


  Firstar National Bank
  ABA #0750-00022
  Firstar Trust MFS A/C #112-952-137
  777 East Wisconsin Avenue, Milwaukee, WI 53202
  CREDIT TO: Heartland Nebraska Tax Free Fund, (your account number and the title of the account)






                              P R O S P E C T U S

To Open an Account
Call the Agent at 1-800-248-1162 for an account number prior to sending the wire. Specify Fund name, include your name, and your new account number, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to An Account
Specify Fund name, include your name and account number, and wire as described above.


BY TELEPHONE:



  1-800-432-7856


  or


  414-289-7000


To Open an Account:


Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."


To Add to an Account:


Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege."


AUTOMATICALLY:

To Open an Account:

Not available.

To Add to An Account:


Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 to add it.






                              P R O S P E C T U S

THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to An Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.


CONDITIONS OF YOUR PURCHASE



MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $10,000. The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $1,000.



OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be canceled and the prospective investor will be liable for any losses or fees incurred by the Fund or the Fund's Agent, including without limitation a $15 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, the Fund can hold payment on redemption of shares so purchased until it is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by the Fund through the Federal Reserve System.


SHAREHOLDER SERVICES


The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Fund or Heartland Advisors.


AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distribu-





                              P R O S P E C T U S
tions are reinvested, they will automatically purchase additional shares of the Fund at the net asset value determined on the dividend or distribution payment date, without any sales charge or fees. You may change your election at any time by writing Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan of the Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $100 per transaction) from your checking account to your account in the Fund on a monthly or twice-monthly basis. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $15 service fee will be assessed. If you stop making automatic investments when your aggregate investment in the Fund is less than $10,000, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $10,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive a confirmation of each transaction from the Agent and your regular bank account statement will show the debit transaction each month.



SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Fund at any time by written notice. The minimum investment accepted while a withdrawal plan is in effect is $1,000.



EXCHANGE PRIVILEGE. Shares of the Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Portico Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.


Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net





                              P R O S P E C T U S
asset value per share, without the payment of any fees or charges. In order to qualify for the exchange privilege without further approval of the fund, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares. Shares of the Fund acquired in exchange for shares of another Heartland fund that was purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge will remain subject to any such charge applicable upon ultimate redemption of the shares.



Exchanges with Portico. Shareholders may exchange all or a portion of their shares in the Fund for shares of the Portico Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Portico Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Portico Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.



How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800- 432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from the Fund's Agent and submit it to the Agent; or (c) contact your securities representative (either in writing or by telephone), who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.


Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.





                              P R O S P E C T U S

DIVIDENDS, DISTRIBUTIONS AND TAXES


DISTRIBUTIONS. The Fund will accrue income dividends daily and distribute all of its net investment income to shareholders monthly. Capital gains dividends, if any, will be distributed annually. Dividends and capital gains distributions will be reinvested in additional shares of the Fund, unless the shareholder has indicated on the account application or otherwise notified the Agent in writing that he or she elects to receive such dividends and distributions in cash.



FEDERAL TAXES. Interest earned by the Fund on municipal securities is in general federally tax-free when distributed to you as dividends. If the Fund earns taxable income from any of its investments, it would be distributed as a taxable dividend. Gains from the Fund's hedging transactions will be distributed as short-term and long-term capital gains.



The Fund may invest in municipal obligations whose interest (less any related expenses) is subject to the federal alternative minimum tax for individuals (private activity securities). To the extent that the Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternative minimum tax. Liability for the federal alternative minimum tax will depend on each investor's individual tax circumstances.



Distribution from the Fund's short-term capital gains are federally taxable as dividends, and long-term capital gain distributions are federally taxable as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time shares have been held. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. You will receive information annually indicating the tax status of the dividends received in the prior year under federal and Nebraska law.



STATE TAXES. To the extent that the Fund's distributions are derived from obligations whose interest is tax-free under Nebraska law, its dividends paid from tax-exempt interest will be exempt from Nebraska personal income tax. Nebraska also imposes a state alternative minimum tax dependent upon an investor's individual tax circumstances, which is based on federal alternative minimum tax with certain modifications and which is an additional rather than an alternative tax. Distributions from short-term and long-term capital gains will be taxable as dividends and as capital gains, respectively, for state tax purposes.






                              P R O S P E C T U S

"BUYING A DIVIDEND." On the record date for a distribution from capital gains by the Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.



OTHER TAX INFORMATION. Under federal tax law, some investors may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.



The foregoing discussion relates to federal and Nebraska taxation as of the date of this Prospectus and is general in nature; each investor is advised to consult his or her tax advisor for additional information. Distributions from the Fund, including exempt-interest dividends, may be subject to tax in other states.



THE FUND AND THE HEARTLAND ORGANIZATION



Heartland's Board of Directors provides broad supervision over the affairs of the Fund, and the officers are responsible for its operations.


HEARTLAND ADVISORS

Heartland Advisors provides the Fund with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of the Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by the Fund. Heartland Advisors is also the distributor for the Fund.



Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Value Fund, Small Cap Contrarian Fund, Value & Income Fund, Wisconsin Tax Free Fund, and U.S. Government Securities Fund, five additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of January 31, 1996, Heartland Advisors had approximately $2.0 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a






                              P R O S P E C T U S
majority of its voting common stock. Patrick J. Retzer is also a Director of Heartland and an officer and Director of Heartland Advisors.



Heartland Advisors bears all of its expenses in providing services under its Investment Advisory Agreement and pays all salaries, fees and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. The Fund bears all of its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses, fees and expenses of the Custodian, Transfer and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.



For the fiscal year ended December 31, 1995, the Fund paid advisory fees of $43,065, or approximately 0.325 of 1% of average net assets. At present, Heartland Advisors is voluntarily waiving 0.325 of 1% of its investment advisory fee for the Fund; had no fee waiver been in effect, the Fund would have paid $86,128 in advisory fees, or .065 of 1% of average daily net assets for the period. Heartland Advisors may reinstate an additional portion or all of the fee at any time.



PORTFOLIO MANAGER. Patrick J. Retzer has served as portfolio manager for the Fund since commencement of its operations. Mr. Retzer is also portfolio manager of the Heartland Wisconsin Tax Free Fund and co-manager of the Heartland U.S. Government Securities Fund. Mr. Retzer has been Vice President and Treasurer of Heartland Advisors and Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993.






                              P R O S P E C T U S

NET ASSET VALUE CALCULATION


The Fund's net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.



Securities owned by the Fund are valued on the basis of market quotations or at their fair value. The Fund generally uses fair value, as market quotations for most municipal bonds are not readily available on a daily basis. Fair value of the Fund's debt securities is determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.


DESCRIPTION OF FUND SHARES


Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Fund is a separate non-diversified mutual fund series of Heartland. Currently, the Heartland family of funds consists of the following series:



                                          COMMENCED                         AUTHORIZED
FUND                                      OPERATIONS                          SHARES
Value Fund                                 12/28/84                        100,000,000

Small Cap Contrarian Fund                   4/27/95                        100,000,000

Value & Income Fund                        10/26/93                        100,000,000

U.S. Government Securities Fund             4/9/87                         100,000,000

Wisconsin Tax Free Fund                     4/3/92                         100,000,000

Nebraska Tax Free Fund                     9/27/93                         100,000,000






                              P R O S P E C T U S

Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. On matters affecting an individual Heartland fund (such as approval of advisory contracts and changes in fundamental policy of a fund) a separate vote of the shares of that fund is required. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of each Heartland fund vote together in the election of Directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law, or Heartland's Articles of Incorporation or Bylaws. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing Directors, changing fundamental policies or approving investment advisory contracts.



Shares of stock are redeemable at net asset value, less any applicable contingent deferred sales charge, at the option of the shareholder. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro rata basis. Shareholder inquiries should be directed to the Fund at the address shown on the back cover of the Prospectus.


PORTFOLIO TRANSACTIONS


As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for the Fund's portfolio securities may be effected through brokers who charge a commission for their services, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operation facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller issues of municipal securities may involve specialized services on the part of the broker and thereby entail higher spreads than would be paid in transactions involving more widely traded securities.



The Fund will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Fund may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which






                              P R O S P E C T U S

Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.


Although Heartland Advisors may serve as a broker for the Fund, such transactions are expected to be infrequent because the Fund will generally effect transactions only with dealers acting as principal. In order for Heartland Advisors to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold in similar markets during a comparable period of time.



Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors, as the Fund's advisor, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider sales of the shares of Heartland funds as a factor in the selection of broker-dealers to execute portfolio transactions.



PERFORMANCE INFORMATION


From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.



"Total return" of the Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, and the redemption of the shares at the end of the period. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be






                              P R O S P E C T U S
considered as a representation of what may be achieved in the future. The Fund may also advertise total returns other than those described above if such information is deemed informative to investors for use in evaluating the Fund.



In connection with the standardized yield and total return quotations described above, the Fund may also advertise a standardized tax equivalent yield which illustrates the yield that would be required on a fully taxable investment to result in the same net income to an investor in the Fund, after payment of federal and Nebraska taxes at the stated rate. The yield is computed by dividing that portion of the Fund's current yield which is tax-exempt by one minus a stated federal and Nebraska income tax rate, and then adding the product to the value of any yield of the Fund which is not tax-exempt.



The Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc.,
Morningstar, Inc., CDA Technologies, Forbes, Money and Business Week.   These
rating services and magazines rank the performance of the Fund against all funds over specified periods and in specified categories. The Fund may also compare its performance to recognized bond market indices, such as the Lehman Brothers Municipal Bond Index. Further information is contained in the Statement of Additional Information.


HOW TO REDEEM SHARES


Shareholders may have any or all of their shares redeemed as described below on any day the Fund is open for business at the next determined net asset value (see "Net Asset Value Calculation"). Shares of the Fund acquired in exchange for shares of a Heartland fund subject to a contingent deferred sales charge may be redeemed at the next determined net asset value less any applicable contingent deferred sales charge.



BY TELEPHONE:



  1-800-432-7856                     You may redeem by calling Heartland



  or                                 Advisors unless you elected not to have



  414-289-7000                       this privilege on your account application.


THROUGH SECURITIES REPRESENTATIVES:





                              P R O S P E C T U S

You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

BY MAIL TO:

  Firstar Trust Company
  Mutual Fund Services, 3rd Floor
  P.O. Box 701
  Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY TO:

  Firstar Trust Company
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, WI 53202

Send a written request specifying the name of the Fund, the number of shares to be redeemed, your name, your account number, and any additional documents listed below that apply to your particular account. The Agent cannot accept requests specifying a particular date for redemption or other special conditions.





                              P R O S P E C T U S

TYPE OF REGISTRATION                               REQUIREMENTS

  Individual, Joint Tenants,                       Letter of instruction signed by all persons
  Sole Proprietorship, Custodial,                  authorized to sign for the account, exactly
  General Partners                                 as it is registered, accompanied by
                                                   signature guarantee(s) if required.

  Corporations, Associations                       Letter of instruction accompanied by a corporate resolution.
                                                   The letter must be signed by at least one individual
                                                   authorized (via corporate resolution) to act on the account.
                                                   The corporate resolution must include a corporate seal or
                                                   signature guarantee.

  Trusts                                           Letter of instruction signed by the Trustee(s) (as
                                                   Trustee(s)), with signature guarantee(s).  (If the
                                                   Trustee's name is not registered on the account, provide
                                                   a copy of the trust document, certified within the last
                                                   60 days.)




If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.



TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Fund, Heartland Advisors or any of their employees fails to abide by these procedures, the Fund may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Fund, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.


There is currently no charge for telephone redemptions, although a charge may be imposed in the future. During periods of substantial economic or market changes, telephone redemp-





                              P R O S P E C T U S
tions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Fund reserve the right to change, modify or terminate this telephone redemption service at any time.



SIGNATURE GUARANTEES. To protect your account, the Agent and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Fund in certain instances.


The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.



CERTAIN CONDITIONS. If, due to redemptions, exchanges or other transfers, a shareholder's account drops below $10,000 for three months or more, the Fund has the right to redeem






                              P R O S P E C T U S
the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $10,000.


The Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.






                              P R O S P E C T U S

HEARTLAND FUNDS

1-800-432-7856
 (1-800-HEARTLN)
or
(414) 289-7000



HEARTLAND FUNDS

790 North Milwaukee Street
Milwaukee, Wisconsin 53202


INVESTMENT ADVISOR AND DISTRIBUTOR

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202


CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT

Firstar Trust Company
Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701


COUNSEL

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202


AUDITOR


Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202






                              P R O S P E C T U S

[HEARTLAND FUNDS LOGO]

ACCOUNT APPLICATION
Nebraska Tax Free Fund


--------------------------------------------------------
1a. INDIVIDUAL AND JOINT ACCOUNTS
--------------------------------------------------------
Individual Account: Use Lines 1 & 3
Joint Account: Use Lines 1, 2, & 3


1. _____________________________________________________
   First name           Initial               Last name



2. _____________________________________________________
   Joint tenant         Initial               Last name


SOCIAL SECURITY NUMBER
3. _____________________________________________________
   Social Security Number of Individual on Line 1



--------------------------------------------------------
1b. UNIFORM GIFT TO MINOR ACCOUNT (UGMA)
--------------------------------------------------------

4. _____________________________________________________
   Custodian's Name


5. _____________________________________________________
   Minor's Name           Minor's Social Security Number



--------------------------------------------------------
1c. CORPORATE PARTNERSHIPS, TRUSTS & OTHER
--------------------------------------------------------


6. _____________________________________________________
   Name of Corporation or Entity          Tax ID Number



7. REGISTRATION TYPE:  / /  Unincorporated Association

   / / Corporation     / /  Partnership      / /  Trust


--------------------------------------------------------
2. MAILING ADDRESS
--------------------------------------------------------

8. _____________________________________________________
   Street or P.O. Box

   _____________________________________________________
   City/State /Zip

   _____________________________________________________
   Home Phone (area code + number)         Work Phone



--------------------------------------------------------
3. EMPLOYER INFORMATION (REQUIRED BY THE NASD)
--------------------------------------------------------

9. _____________________________________________________
   Employer Name

   _____________________________________________________
   Occupation

   _____________________________________________________
   Street or P.O. Box

   _____________________________________________________
   City/State/Zip

   / / Yes  / / No  I am an associated person of a NASD
       Member Firm, other than Heartland Advisors, Inc.
       If yes, name of NASD Member Firm_______________



--------------------------------------------------------
4. INVESTMENT
--------------------------------------------------------

I wish to open a Heartland account in the indicated amount (minimum initial investment of $10,000, or $100 minimum investment with the Automatic Investment Plan):

                                               Amount

Heartland Nebraska Tax Free Fund          $____________


-------------------------------------------------------------------------------
5. AUTOMATIC MONTHLY INVESTMENT PLAN
-------------------------------------------------------------------------------

Each month on the / / 5th, / / 20th or / / 5th and 20th, please withdraw from my checking account in the amount of $___________ and invest in my Nebraska Tax Free Fund ($100 minimum).


I (We) have read and understand the conditions of Heartland
Funds Automatic Investment Plan. I (We) also understand that the Plan may be terminated or modified at any time without notice by Heartland Funds or Firstar Trust Company.

              AUTHORIZATION TO MY BANK
            -PLEASE ATTACH VOIDED CHECK-
            (Conditions on reverse side.)


_________________________________________________________
Bank Name

_________________________________________________________
Name(s) on your Bank Account

_________________________________________________________
Bank Address

_________________________________________________________
Account Number

_________________________________________________________
City/State/Zip

_________________________________________________________
Signature of Owner(s)-Required for Automatic Investing

            BE SURE TO COMPLETE ALL APPLICABLE SECTIONS AND SIGN!
----------------------------------------------------------------
6. DIVIDENDS AND CAPITAL GAINS
----------------------------------------------------------------

All dividends and capital gains distributions will be reinvested in the same Heartland Fund UNLESS the box below is checked.
/ / Pay dividends and capital gains distributions in cash.

----------------------------------------------------------------
7.  TELEPHONE PRIVILEGES
----------------------------------------------------------------

I (We) hereby authorize the Agent to honor any telephone requests believed to be genuine in accordance with the procedures discussed in the prospectus UNLESS refused by checking the appropriate box below.

TO WITHHOLD SUCH AUTHORIZATION, YOU MUST CHECK THE APPROPRIATE BOX BELOW. Telephone EXCHANGE Privilege

  / /  NO telephone exchange privilege for me or my Advisor.

Telephone REDEMPTION Privilege
  / /  NO telephone redemption privilege for me or my Advisor.

----------------------------------------------------------------
8.   OPTIONAL INFORMATION
----------------------------------------------------------------

  $_______________________    $__________________________
   Annual Income               Liquid Net Worth


----------------------------------------------------------------
9. OTHER FUNDS
----------------------------------------------------------------
 / / Please send a prospectus and application for other Funds
     Heartland offers.

 / / Please send a prospectus for the Portico Money Market Fund.


----------------------------------------------------------------
10. DUPLICATE STATEMENT FOR ADVISOR/PLANNER
----------------------------------------------------------------

Please send duplicate confirmation statements to the Financial
Advisor, Planner or other interested party as listed below:

   ___________________________________________________________
   Name of Advisor/Planner/Dealer

   ___________________________________________________________
   Company Name

   ___________________________________________________________
   Address

   ___________________________________________________________
   City/State/Zip

   ___________________________________________________________
   Advisor/Planner/Dealer No.

   _X_________________________________________________________
   Customer Signature (authorizes duplicate statements)

-------------------------------------------------------------------------------
11. SHAREHOLDER SIGNATURE(S)
-------------------------------------------------------------------------------

I (We) am (are) of legal age to have received and read the Prospectus and agree to its terms. I authorize any instruction contained herein and certify, under penalties of perjury

1. that the social security or other taxpayer identification number is correct, and (strike if not true)
2. that I am not subject to withholding either because I have not been notified that I am subject to withholding as a result of a failure to report all interest or dividends, or I was subject to withholding and the Internal Revenue Service has notified me that I am no longer subject to withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


_X_____________________________________________________
Signature of Shareholder                 Date


_X_____________________________________________________
Signature of Co-Owner (if any)          Date



SIGN HERE IF APPLICABLE TO YOUR ACCOUNT:

_______________________________________________________
Corporate Officer/Partner/Trustee         Title

_______________________________________________________
Corporate Officer/Partner/Trustee         Title



-------------------------------------------------------------------------------
                AUTOMATIC INVESTING - AUTHORIZATION TO MY BANK
                        (continued from reverse side)

I (We) authorize you via the ACH Network to honor all debit entries initiated by me from time to time through Firstar Bank, Milwaukee, N.A. on behalf of the Firstar Trust Company. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

I (We) agree that your treatment of each entry, and your rights to respect it, shall be the same as if it were signed personally by me (or either or both of us as appropriate). I (We) further agree that if any such entries are dishonored with good and sufficient cause, you shall be under no liability whatsoever.

                        HEARTLAND NEBRASKA TAX FREE FUND


     The Fund's address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, and its telephone number is 414-289-7000 or 1-800-432-7856.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1996. A copy of the Prospectus may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), or participating dealers or financial institutions. Shareholder inquiries should be directed to the Fund in writing or by telephone.



                      Statement of Additional Information



     Shares may be purchased directly from Heartland Advisors, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, without a sales charge. For more complete information, including an account application form, see the Prospectus or call Heartland Advisors toll free at 1-800-432-7856. Shares may also be purchased through a broker-dealer or financial institution who may charge a fee for such service.



     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1996.



                               TABLE OF CONTENTS





                                                                    Page
                                                                    ----
Introduction to the Heartland Funds . . . . . . . . . . .  . . . .    2
Investment Objective and Policies . . . . . . . . . . . .  . . . .    2
Investment Restrictions . . . . . . . . . . . . . . . . .  . . . .   21
Management  . . . . . . . . . . . . . . . . . . . . . . .  . . . .   24
Control Persons and Principal Holders of Securities . . .  . . . .   26
The Investment Advisor  . . . . . . . . . . . . . . . . .  . . . .   26
Performance Information . . . . . . . . . . . . . . . . .  . . . .   28
Determination of Net Asset Value per Share  . . . . . . .  . . . .   30
Distribution of Shares  . . . . . . . . . . . . . . . . .  . . . .   31
Tax Status  . . . . . . . . . . . . . . . . . . . . . . .  . . . .   31
Description of Shares . . . . . . . . . . . . . . . . . .  . . . .   33
Portfolio Transactions  . . . . . . . . . . . . . . . . .  . . . .   33
Custodian and Transfer and Dividend Disbursing Agent  . .  . . . .   34
Counsel and Independent Public Accountants  . . . . . . .  . . . .   35
Financial Statements  . . . . . . . . . . . . . . . . . .  . . . .   35


                      INTRODUCTION TO THE HEARTLAND FUNDS


     The Heartland family of funds consists of separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Nebraska Tax Free Fund (the "Fund") which is a non-diversified fund with a distinct investment objective and program. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.



     Heartland Nebraska Tax Free Fund is the only double tax-free fund that is 100% no-load to all investors in Nebraska.




                       INVESTMENT OBJECTIVE AND POLICIES


GENERAL


     The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Unless otherwise specified, the investment objective, policies and restrictions of the Fund are not fundamental, and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such objective, policy or restriction. The fundamental policies of the Fund, on the other hand, may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.


TAX EXEMPT OBLIGATIONS


     General. The term "Tax Exempt Obligations" as used herein refers to debt obligations issued by or on behalf of states, territories or possessions of the United States or their agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income both for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and Nebraska personal income tax. Tax Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.


     Securities in which the Fund may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make interest and principal payments on their Tax Exempt Obligations may be materially impaired.



     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may re-evaluate the Fund's investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.



     As noted in the Prospectus, the Fund invests primarily in municipal bonds judged by Heartland Advisors, the Fund's investment advisor, to be of investment grade quality. Heartland Advisors considers Tax Exempt Obligations to be investment grade if rated by Moody's, S&P or Fitch within their four highest rating categories for municipal securities, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. A description of the rating categories is contained in Appendix A attached to this Statement of Additional Information. Bonds rated in the fourth highest rating category are generally more sensitive to economic changes than are those rated in one of the top three categories, and these bonds generally have speculative characteristics.


     Subsequent to being purchased by the Fund, an issue of rated Tax Exempt Obligations may cease to be rated or its rating may be reduced below the top four categories. Neither event will require the sale of such Tax Exempt Obligations by the Fund, but Heartland Advisors will consider such event in determining whether the Fund should continue to hold the Tax Exempt Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information.


     The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. Investors should bear in mind, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial consideration for selection of portfolio investments, Heartland Advisors will subject these securities to other evaluative criteria prior to investing in such securities, and may invest in unrated securities which it believes, based on information available to it and its own analysis, are of comparable quality to those securities that are rated in the top four categories.


     Non-Investment Grade Bonds. The Fund may invest up to 25% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's, S&P or Fitch or, if unrated, judged by Heartland Advisors to be of comparable quality), provided that the Fund may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.


     The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Board of Directors of the Fund to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the Board's subjective judgment will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of junk bonds, especially in a thinly traded market. To the extent such securities are or become "illiquid" in the judgment of the Board of Directors, the Fund's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities to 10% of its net assets. See "Investment Restrictions."


     As noted above, the Fund will not invest in junk bonds that are rated below the fifth or sixth rating categories by any of S&P, Moody's, or Fitch (Ba and B for Moody's and BB and B for S&P and Fitch) or, if unrated, judged comparable by Heartland Advisors. Bonds rated in the first of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the second of these two categories are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P, Moody's and Fitch is set forth in Appendix A to this Statement of Additional Information.


     While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of junk bonds held in the Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.



     Floating and Variable Rate Demand Notes. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically with changes in the index. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Heartland Advisors monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.



     State or Municipal Lease Obligations. The Fund may invest a portion of its assets in state or municipal leases and participation interests therein. The leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.


     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.


     Typically, if the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the lessor, or holder of participation interest in the lease, is without recourse to the general credit of the public body and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.



     When-Issued Purchases. The Fund may make commitments to purchase Tax Exempt Obligations on a "when-issued" basis, that is, delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. The Fund intends to make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before the settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Fund's custodian, Firstar Trust Company (the "Custodian"), will maintain on a daily basis a separate account consisting of cash or liquid debt securities with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" obligations.



     Obligations purchased on a "when-issued" basis or held in the Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer, but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which would likely cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.



     When payment is made for "when-issued" securities, the Fund will meet its obligation from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or lesser than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal and Nebraska personal income tax.


TAXABLE OBLIGATIONS


     As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Fund may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.


     Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when Heartland Advisors is satisfied that the credit risk with respect to the issuer is minimal.



     Repurchase Agreements. The Fund may invest in repurchase agreements. The Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).



     Other Taxable Investments. As noted in the Prospectus, the Fund also may invest temporarily in certificates of deposit, bankers' acceptances and other time deposits.


OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     Writing Covered Call Options. The Fund may write covered call options on securities related to its investments (such as U.S. Government securities) and enter into closing transactions with respect to such options. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the securities in the Fund's portfolio.


     A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian, for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.



     Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.



     The premium received is the market value of an option. The premium the Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by the Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy limiting the pledging of its assets.



     Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. The Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.



     Writing Covered Put Options. The Fund may write covered put options on securities related to its investments, and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.



     The Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.



     If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.



     Purchasing Put Options. The Fund may purchase put options on securities related to its investments (such as U.S. Government securities). As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may also enter into closing transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on a security related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.



     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.



     Purchasing Call Options. The Fund may purchase call options on securities related to its investments. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.



     Index Options. The Fund may buy and sell options on indices related to its investments (such as municipal bond or U.S. Treasury securities indices), and may enter into closing transactions with respect to such options. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option. Unlike options on specific debt instruments, gain or loss on an index option depends on the price movements in the instruments underlying the index rather than price movements in individual debt instruments.



     Options on Futures Contracts. The Fund may buy and sell options on futures contracts and enter into closing transactions with respect to such options. Options on futures contracts would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract the Fund will be required to make margin payments as described below for futures contracts.



     Futures Contracts. The Fund may purchase and sell futures contracts, including interest rate and securities index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.



     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, the Fund would be required to deposit "initial margin" with its Custodian in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.



     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.


     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.



     A public market exists in futures contracts covering various fixed income securities (including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month U.S. Treasury Bills, and 90-day commercial paper), as well as municipal bonds and related indices. The Fund reserves the right to effect transactions in other securities and indices which may be developed in the future.



LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS


     The Fund will engage in transactions in options, futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.



     The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition to the above limitations, the Fund will not:
(a) purchase or sell futures
and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 20% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money; or (c) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 20% of the Fund's total assets. The above limitations on the Fund's investments in futures contracts and options and the policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Fund and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.



     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.



RISKS IN OPTIONS AND FUTURES TRANSACTIONS


     Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There can be no assurance that price movements in a hedging vehicle and in the underlying securities will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


     The risks of poor correlation may be increased for the Fund because available exchange-traded options and standardized futures contracts will not match the Fund's current or anticipated investments exactly. For example, even the use of an option or a futures contract on a municipal bond index may result in an imperfect correlation since the index generally will be composed of a much broader range of municipal securities then the Tax Exempt Obligations in which the Fund will be invested, which are limited to securities exempt from federal income tax and Nebraska personal income tax. To the extent that the Fund's hedging vehicles do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track the performance of the Fund's other investments.


     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to the Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.



     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially require the Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.


DIVERSIFICATION


     The number of issues of securities which meet the Fund's investment objective and criteria may be somewhat limited. As a result, a relatively high percentage of the Fund's assets may be invested from time to time in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's portfolio securities may therefore be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).



     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States, or a political subdivision of any of them, as the case may be, pledges its full faith and credit to payment of a security, the guarantor is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States, or a political subdivision of any of them, are separate from those of the state or territory, or political subdivision, and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state or territory, or a political subdivision or agency, authority or instrumentality thereof, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment of principal and interest on the obligation, such enterprise or specific project is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.



     Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any subject health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is dependent, among other things, upon the revenues, costs and occupancy levels of the subject health care entity or hospital. Revenues and expenses of hospitals and health care facilities will be affected by future events and conditions relating generally to, among other things, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided. Additionally, a major portion of hospital revenues typically is derived from federal or state programs such as Medicare and Medicaid and from other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans.


GEOGRAPHIC CONCENTRATIONS


     The following information is a brief summary of factors affecting Nebraska and Puerto Rico (certain jurisdictions in which the Fund may invest) and does not purport to be a complete description of such factors.

     Factors Affecting Nebraska. The economy of Nebraska in recent years has demonstrated strong performance, with total personal income increasing 4.8% in 1994 over 1993, following an increase of 326% from 1983 to 1993. State per capita income of about $20,500, although slightly less than the national average, is above the average per capita income for the other states in the plains region. The state unemployment rate remains at less than 3%, which is considerably less than the national average (approximately 6%). The state's population has increased to 1,622,858 in 1994, from 1,578,385 in 1990. Approximately 40% of the Nebraska population is concentrated in the three metropolitan areas of Lincoln, Omaha and South Sioux City. Nebraska's economic growth generally mirrors growth in the U.S. economy, although the state economy tends to be less cyclical than the national economy.



     Nebraska has a fairly diverse economy, with agriculture, trade and the services industry (including health, personal and business services) dominant. The trade (both wholesale and retail) sector accounts for approximately 25% of total non-farm employment, with the service sector and the government sector accounting for approximately 25% and 19%, respectively. Because Nebraska has no private power companies, utilities jobs are counted in the government sector. The manufacturing (including durable and non-durable goods) sector accounted for approximately 14% of total non-farm employment. Construction activity has been high during the 1990s, and is expected to continue for the next several years at least with respect to highway-related construction. The state's business failure rate decreased 21.4% in 1994 from 1993. Overall, the state economy is expected to grow at a slightly lower rate during the next few years than it has in the recent past.



     Agriculture traditionally has been the backbone of Nebraska's economy, although its strength has diminished in the last two decades compared to other sectors. However, the continued importance of agriculture to the state's economy was clearly demonstrated in recent years, when increasing farm credit problems and adverse weather conditions affected other sectors interacting with agriculture. These sectors include manufacturers of farm equipment and supplies; feed, seed and other farm supply retailers; truckers transporting farm products; and banks providing loans for farm operating capital. Downward trends in the commodity markets and cutbacks in federal agricultural programs could also significantly impact the state economy.


     Although Nebraska did not experience severe symptoms of the national recession and weakened economy during the early 1990s, the state has faced budget crises in recent years due in part to increased spending relating to increased Medicaid costs and the results of a 1992 state supreme court decision which decreased revenue. The decision declared unconstitutional a legislative bill which exempted personal property from taxation, on the basis that the bill improperly shifted the property tax burden to owners of real property. Many local Nebraska governments are also suffering from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. Nebraska municipalities and political subdivisions are also not immune to budget shortfalls caused by cutbacks in state assistance. Property and other taxes have been increased, programs have been cut and pay raises have been curtailed to assist in controlling expenses. Recent decisions of the Nebraska Supreme Court, the passage of certain legislation relating to personal property taxes by the Nebraska Legislature, and a recent challenge of the current taxation system make it difficult to predict the effects, if any, on the ability of political subdivisions of the state to levy and collect ad valorem taxes to support their governmental operations. The state of Nebraska anticipates future budget deficits over the next few years, given current revenue projections.

     Factors Affecting Puerto Rico. The Fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities, that qualify as Tax Exempt Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.



     The Puerto Rico economy generally parallels the economic cycles of the United States, as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. The Puerto Rico economy over the past few decades has been dominated by capital- intensive manufacturing industries such as pharmaceuticals and chemicals, instruments, electronics, apparel, food products and machinery. Additional major economic sectors include government, trade and services. Industrial production in Puerto Rico rose by approximately 5% during the past two years, although slower increases are expected over the next few years as a result of growing uncertainty over the continuation of the Section 936 tax credit applicable to income earned in Puerto Rico. High-tech economic sectors have shown steady growth, while labor-intensive industries are generally declining. The unemployment rate has remained at approximately 14% to 16% during the past few years, and is expected to remain at such levels over the short-term.



     The Puerto Rico economy remains vulnerable to changes in world oil prices (98% of Puerto Rico's oil needs are supplied by imports), American trade, foreign policy and levels of federal assistance. Per capita income levels, while the highest in the Caribbean at slightly more than $7,000, lag far behind the United States.



     Puerto Rico's real gross national product grew 3.3% in fiscal 1995 from 2.9% in 1994. The Commonwealth's GNP is expected to grow by about 2.6% in 1996. Economic expansion has been dampened by uncertainty over Section 936 tax credits and the plebescite regarding statehood, as well as a sluggish U.S. economy. Strong growth in tourism, car sales and shopping center development has been offset by weakness in the manufacturing, insurance and government sectors. Construction activity has grown in recent years, as the government has increased its spending on public works and infrastructure improvements.



     Puerto Rico's central government budget is expected to be $15.6 billion for fiscal 1996, representing a 1.9% decrease from 1995 due in part to domestic tax reform measures. Future spending will be limited by a lack of new revenue sources, but budgetary demands are expected to increase due to a poor infrastructure, especially in power generation, waste disposal, roads and water and facilities. Debt ratios for Puerto Rico are high as it assumes much of the responsibility for the local infrastructure. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. Debt policy has sought to keep the rate of growth of debt at or below that of the gross domestic product, although recent substantial borrowings and general economic conditions mark a departure from this policy. The per capita guaranteed debt burden is high at over $1,000, of which guaranteed and tax- supported debt likely will exceed $2,000. Debt service is more manageable relative to total expenditures at roughly 12% of combined general and debt service fund expenditures.


     Before the enactment of the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), under Section 936 of the Internal Revenue Code, domestic corporations with a substantial amount of their business operations in Puerto Rico could elect to claim a tax credit under Section 936 that effectively eliminated their U.S. income tax on income from business operations conducted in Puerto Rico. OBRA has now limited the amount of the Section 936 credit available to corporations. Generally, a corporation may elect between two alternative limitations on the amount of the credit. The first limitation is based on the amount of the economic activity it conducts in Puerto Rico (measured by compensation paid there and depreciation claimed on property located and used in a trade or business there); the second is based on an applicable percentage (40%, once the limitation is fully-phased in by 1998) of the amount of the credit that would have been available to the corporation under pre-OBRA law. It is impossible to predict with certainty whether, or to what extent, these limitations on the Section 936 credit will result in a decrease in the business operations of U.S. corporations in Puerto Rico. Moreover, proposals under consideration by the U.S. Congress would, if adopted, immediately eliminate
Section 936 tax benefits for new investment and phase out such benefits for existing investment over 6-10 years. Further weakening or elimination of the
Section 936 tax benefits would likely erode Puerto Rico's competitive advantage. The North American Free Trade Agreement may also cause companies to transfer their operations from Puerto Rico to Mexico with its lower wages and transportation costs.


     In August 1983, the United States enacted legislation widely known as the Caribbean Basin Initiative ("CBI"). CBI, which is designed to encourage economic development in the Caribbean and Central America, provides for: (a) unilateral, duty-free access to a United States market for Caribbean Basin products, except for a few selected commodities, for a period of 12 years; (b) tax deductions for conventions held in the Caribbean; and (c) direct economic assistance payments by the United States. CBI contains a number of measures designed to maintain the competitive position of Puerto Rico and U.S. insular possessions. Such measures include, among others, the inclusion in free trade benefits of products that are processed in part in Puerto Rico, rebates to Puerto Rico of excise taxes collected on rum imports and the exclusion of processed tuna from duty-free treatment. The government of Puerto Rico

Rico strongly supports the island's involvement in the CBI, particularly in relation to the development of twin plants, or complementary projects. Under this program, the labor-intensive phase of production generally occurs in a Caribbean or Central American country, while the more sophisticated, higher technology phases take place in Puerto Rico.

     Puerto Rico has been a commonwealth of the United States since 1952. In a plebiscite held in November 1993, 48% of Puerto Rico voters confirmed their preference for commonwealth status, narrowly defeating the 46% who voted for statehood. Only 4% voted for independence. Another vote on statehood is not expected over the next several years. However, any vote on a change in Puerto Rico's status requires the approval of the U.S. Congress. The effects of a future decision to grant statehood or independence to Puerto Rico are uncertain, although such a decision could result in economic instability, volatility in the price and market for securities, and elimination or phase-out of the Section 936 tax credit.


LIMITATION ON SIZE OF THE FUND



     The Fund may impose a limit on its size, which would have the effect of limiting purchases by persons other than existing shareholders. Such a limitation would not affect dividend reinvestments and purchases of additional shares by persons who are already shareholders of the Fund when the limit is imposed. Such a limitation may be imposed if Heartland Advisors, as investment advisor, believes that the available supply of securities suitable for the Fund's portfolio is limited or for other reasons.



     Heartland's Board of Directors has determined that no such limitation will be imposed with respect to the Fund prior to such time as its net asset value reaches $50 million. Factors that the Board will consider in determining whether to continue to accept purchases from new shareholders of the Fund include the availability of an adequate supply of securities of suitable quality for the Fund's portfolio, adequate diversification of portfolio holdings, and the liquidity of the portfolio's holdings.



     If the Board determines to discontinue accepting purchases of the Fund's shares from persons other than existing shareholders, the Fund will mail a written notice of that fact to its existing shareholders at least ten (10) days prior to the effective date of the limitation. When the Board determines to again accept purchases from new shareholders, it will mail written notice of that fact to the Fund's existing shareholders no later than the first day it again commences accepting such purchases. If the Fund were to close to new investors and the amount of new money flowing into the Fund were to decrease, there is a risk that redemptions by existing shareholders might require the Fund to liquidate a portfolio position at an inopportune time in order to effect the redemption.


PORTFOLIO TURNOVER


     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The portfolio turnover rate for the Fund for each of the fiscal years ended December 31, 1995 and 1994 was 5.1% and 32.7%, respectively.



                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following investment restrictions, which are fundamental policies that cannot be changed without the approval of the holders of the lesser of: (i) a majority of the outstanding shares of the Fund; or
(ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:


     (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (2) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Tax-Exempt Obligations, housing obligations and securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (3) Purchase securities of other investment companies if, as a result, more than 10% of the value of the Fund's assets would be so invested; provided that no investment will be made in the securities of any investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; provided further, that no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization.

     (4) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 10% of its net assets to secure such borrowings. In the event the Fund's borrowings exceed 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (5) Make loans, except that the Fund may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities in which the Fund may invest consistent with its investment policies described in the Prospectus; (ii) lend portfolio securities, provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) through repurchase agreements.

     (6) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (7)  Issue senior securities.

     (8)  Buy or sell real estate.

     (9)  Buy or sell commodities.


     (10) Invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions.



     (11) Invest in: (i) securities which, in the opinion of Heartland Advisors, as the Fund's advisor, are not, at the time of such investment, readily marketable; (ii) securities the disposition of which is restricted under federal securities laws (as described in nonfundamental restriction (c) below); or (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in securities described in clauses (i), (ii) and (iii) of this restriction (11).

     In addition to the foregoing fundamental restrictions, Heartland's Board of Directors has adopted the following restrictions for the Fund, which may be changed without shareholder approval, in order to comply with the securities laws of various states. The Fund may not:


     (a) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (b) Buy or sell real estate investment trusts, or oil and gas interests, but this shall not prevent the Fund from investing in securities of companies whose business involves the purchase or sale of real estate, except that the Fund will not invest in real estate limited partnerships.

     (c) Except with respect to investments in repurchase agreements, purchase securities with legal or contractual restrictions on resale if, as a result of such purchase, such investments would exceed 5% of the value of the Fund's net assets.

     (d) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (e) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.


     For the Fund's limitations on futures and options transactions, see "Investment Objective and Policies - Limitations on Futures and Options Transactions."



                                   MANAGEMENT


     The Board of Directors of Heartland provides broad supervision over the affairs of the Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of the Fund.



                                                                               Principal
                                                                              Occupation
                                           Position with                   During Past Five
   Name and Address                          Heartland                           Years
   ----------------                        -------------                   ----------------
 William J. Nasgovitz                President and Director*     President and Director, Heartland
 790 N. Milwaukee St.                                            Advisors, Inc., since 1982; Senior
 Milwaukee, WI  53201                                            Vice President- Investments, Dain
                                                                 Bosworth Incorporated from 1988 to
                                                                 June 1992; Director, Rexworks, Inc.
                                                                 since 1992 (manufacturer of heavy
                                                                 equipment); Director of Capital
                                                                 Investments, Inc., since 1989
                                                                 (closed-end investment company).



 Willard H. Davidson                 Director                    Financial and business consultant
 3726 N. Lake Drive                                              since 1984; prior thereto, Chairman
 Milwaukee, WI  53211                                            and a Director, Marine Corporation (a
                                                                 bank  holding company) and Marine
                                                                 Bank, N.A.

 Hugh F. Denison                     Director*                   Vice President and a Director,
 790 N. Milwaukee St.                                            Heartland Advisors, Inc. since 1988.
 Milwaukee, WI  53201

 Jon D. Hammes                       Director                    President, Great Lakes Partners,
 325 N. Corporate Drive                                          since 1991; prior thereto, Managing
 Suite 115                                                       Partner, Trammel, Crow Co.
 Brookfield, WI  53045


 Patrick J. Retzer                          Vice President,             Vice President and Treasurer,
 790 N. Milwaukee St.                       Treasurer and Director*     Heartland Advisors, Inc. since 1987;
 Milwaukee, WI  53201                                                   Director of Heartland Advisors, Inc.
                                                                        since 1988.

 A. Gary Shilling                           Director                    President, A. Gary Shilling &
 500 Morris Avenue                                                      Company, Inc. (economic consultants
 Springfield, NJ 07081                                                  and investment advisors), since 1978.

 Linda F. Stephenson                        Director                    President and Chief Executive
 100 E. Wisconsin Avenue                                                Officer, Zigman Joseph Stephenson (a
 Milwaukee, WI 53202                                                    public relations and marketing
                                                                        communications firm), since 1989.

 Lois Schmatzhagen                          Secretary                   Secretary, Heartland
 790 N. Milwaukee St.                                                   Advisors, Inc. since
 Milwaukee, WI  53201                                                   1988.
-------------------



         *Directors who are "Interested Persons" (as defined in the Investment Company Act of 1940) of Heartland Advisors.


         Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1995.

                                                                                                  TOTAL
                                   AGGREGATE          PENSION OR        ESTIMATED ACTUAL    COMPENSATION FROM
                                  COMPENSATION        RETIREMENT         BENEFITS UPON        HEARTLAND AND
           DIRECTOR              FROM HEARTLAND         BENEFITS           RETIREMENT         FUND COMPLEX
           --------              --------------         --------           ----------         -------------
 Willard H. Davidson                 $3,500               None                None               $3,500

 Jon D. Hammes                       $2,000               None                None               $2,000


 A. Gary Shilling                    $3,000               None                None               $3,000


 Linda F. Stephenson                 $3,500               None                None               $3,500






              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of January 31, 1996, the directors and officers of Heartland, as a group (8 persons), owned beneficially less than 1% of the shares of the Fund. As of that date, no person was known to own, of record or beneficially, as much as five percent (5%) of the outstanding shares of the Fund.


                             THE INVESTMENT ADVISOR


     The Fund is managed by Heartland Advisors pursuant to an Investment Advisory Agreement (the "Agreement"). The Agreement was approved most recently on behalf of the Fund by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds or of Heartland Advisors, on July 27, 1995. Heartland Advisors also serves as distributor for the Fund.



     Heartland Advisors is controlled by William J. Nasgovitz, the President and a Director of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Wisconsin Tax Free, Value, Small Cap Contrarian, Value & Income and U.S. Government Securities Funds, five additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of January 31, 1996, Heartland Advisors had approximately $2.0 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.


     Pursuant to the Agreement, Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors of Heartland may determine, Heartland Advisors makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund, including the selection of broker-dealers to carry out portfolio transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Fund as directors or officers of Heartland if elected to such positions.



     Heartland Advisors bears all of its own expenses in providing services under the Agreement and pays all salaries, fees and expenses of the officers and directors of the Funds who are affiliated with Heartland Advisors. The Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.



     The Fund pays Heartland Advisors an annual fee (payable in monthly installments) for its services at the rate of 0.65 of 1% of the Fund's average daily net assets. For the fiscal years ended December 31, 1995 and 1994, the Fund paid advisory fees of $43,065 and $40,930, respectively. During those periods, the advisory fee provided under the Fund's Agreement totalled $86,128 and $81,861 respectively, but Heartland Advisors voluntarily waived one-half of such fees. For the period from September 27, 1993 (commencement of operations) through December 31, 1993, the Fund paid no advisory fees; during that period the advisory fee provided under the Fund's Agreement totalled $8,548, but Heartland Advisors voluntarily waived all such fees.



     The Agreement provides that Heartland Advisors' fee will be reduced, or that Heartland Advisors will reimburse the Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of the Fund (excluding taxes, interests, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the

Fund in any state in which its shares are then qualified for sale. None of the states in which shares of the Fund are qualified for sale has such an expense limitation.


     The Agreement will continue in effect from year to year, as long as it is approved at least annually by Heartland's Board of Directors or by a vote of the outstanding voting securities of the Fund, and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. The Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


                            PERFORMANCE INFORMATION

General.


     From time to time the Fund may advertise "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the annual average return for 1, 5 and 10-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge.



     Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

Yield.

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                  6
               Yield = 2[(a-b + 1)  - 1]
                          ---
                          cd

     Where:

          a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.


     The yield for the Fund for the month ended December 31, 1995 was 4.99%. When advertising yield, the Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.


Taxable Equivalent Yield.


     Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt. Assuming an income tax rate of 31%, the taxable equivalent yield for the Fund for the month ended December 31, 1995 was 7.95%.


Total Return.


     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or the portion thereof during which the Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                P(1 + T)  = ERV

       Where:

          P =  a hypothetical initial payment of $1,000;

          T =  average annual total return;

          n =  number of years; and

       ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).


     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. A sales load of 3% was charged with respect to purchases of shares of the Fund prior to June 1, 1994, which is not reflected in the total return figures.



     The average annual total return for the Fund for the one-year period ending December 31, 1995 was 19.70% and for the period from September 27, 1993 (commencement of operations) through December 31, 1995 was 3.56%.


Cumulative Total Return.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    CTR=(ERV-P) 100
                         -----
                           P

       Where:

          CTR = Cumulative Total Return;

          ERV = Ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period;

          P   = Initial payment of $1,000.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. A sales load of

3% was charged with respect to purchases of shares of the Funds prior to June 1, 1994, which is not reflected in the total return figures.


     The cumulative total return for the Fund for the one-year period ending December 31, 1995 was 19.70% and for the period from September 27, 1993 (commencement of operations) through December 31, 1995 was 8.21%.



                   DETERMINATION OF NET ASSET VALUE PER SHARE


     The Fund's shares are sold at their next determined net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.



     The next determined net asset value per share will be calculated for the Funds as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. New York time) at least once every weekday, Monday through Friday, except on: (i) customary national business holidays which result in the closing of the New York Stock Exchange, which are New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities will be valued as described in the Prospectus for the purpose of calculating net asset value on any day.



                             DISTRIBUTION OF SHARES


     Heartland Advisors, the Fund's investment advisor, also acts as the distributor of the shares of all of the Heartland funds, including the Fund. Heartland Advisors has agreed to use its "best efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the Directors at a meeting called for such purpose and may be terminated upon 60 days written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors, as distributor, will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.



     For the fiscal years ended December 31, 1995 and 1994 and for the period from September 27, 1993 (commencement of operations) to December 31, 1993, the aggregate amount of underwriting commissions paid with respect to the Fund was $0, $120,141 and $194,193, respectively, of which Heartland Advisors retained $0, $19,989 and $27,748, respectively.



                                   TAX STATUS

     The information in this section supplements the discussion of applicable taxes found in the Prospectus (see "DIVIDENDS, DISTRIBUTIONS AND TAXES").

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.


     Gain or loss on the sale of securities held by the Fund for more than one year will generally be long-term capital gain or loss. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.


     If a shareholder exchanges shares of one Heartland fund for shares of another Heartland fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.


     It is possible that the Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes, although subject to federal tax. The Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     The Fund may enter into certain options and futures contracts which will be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.


     An option or future may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.


     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities). Gains realized on the sale or other disposition of securities, including options and futures contracts on securities or indices, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option or futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 options and futures contracts, which have been open for less than three months, as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.


                             DESCRIPTION OF SHARES


     In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing Directors, changing fundamental policies or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of Directors), with each share entitled to a single vote. On matters affecting only one series (such as an increase in that series' investment advisory fees or a change in its fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.



                             PORTFOLIO TRANSACTIONS

     The information in this section supplements the information in the Prospectus under "PORTFOLIO TRANSACTIONS."


     Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors, as investment advisor, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price.
Subject to this consideration, brokers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Fund. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Each Fund may also consider sales of its own shares or the shares of the other Heartland funds, or both, as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.



     For particular transactions, the Fund may pay higher commissions to brokers (other than to Heartland Advisors or its affiliates) than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.


     Subject to the above considerations, Heartland Advisors may itself occasionally effect portfolio transactions as a broker for the Fund. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms' length transaction.
Furthermore, the Board of Directors of Heartland, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.



     For the fiscal years ended December 31, 1995 and 1994, the Fund paid $0 and $70 in brokerage commissions, all of which were paid to Heartland Advisors, and for the period from September 27, 1993 (commencement of operations) through December 31, 1993, the Fund paid no brokerage commissions.



              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     Firstar Trust Company acts as Custodian of the Fund's investments and acts as Transfer and Dividend Disbursing Agent. Its address is Firstar Trust Company, Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.



                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


     Quarles & Brady serves as legal counsel for the Fund. Arthur Andersen LLP, independent public accountants, are auditors of the Fund.

                              FINANCIAL STATEMENTS


     The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1995 are hereby incorporated by reference. Copies of the Annual Report may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or (414) 289-7000.

                                   APPENDIX A

                               SECURITIES RATINGS



GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc.

CORPORATE AND MUNICIPAL BOND RATINGS

     RATINGS BY MOODY'S

     Aaa -- Bonds which are rated in category Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated in category Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated in category A are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated in category Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

     Moody's applies numerical modifiers "1", "2" and "3" to the Aa through B rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     RATINGS BY STANDARD & POOR'S

     AAA -- This is the highest rating category assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Debt rated AA has a very strong capacity to pay principal and interest and differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay principal and interest, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay principal and interest. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for debt in this category than for bonds in higher rated categories.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Standard & Poor's ratings, other than AAA, may be modified by the addition of a plus or minus sign to show relative standing in the major categories.

     RATINGS BY FITCH

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB -- Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Fitch applies modifiers "Plus(+)" or "Minus(-)" to the AA, A, BBB, BB and B rating classifications. These modifiers are used to indicate the relative position of a credit within a rating category.

MUNICIPAL NOTE RATINGS

     RATINGS BY MOODY'S

     MIG 1. This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     RATINGS BY S & P

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment.

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

     RATINGS BY FITCH

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

HEARTLAND NEBRASKA TAX FREE FUND
790 North Milwaukee Street
Milwaukee, Wisconsin  53202



Investment Advisor and Distributor

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Custodian, Transfer and Dividend Disbursing Agent

Firstar Trust Company
Mutual Funds Services, Third Floor
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Counsel

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Auditor


Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Part C.        Other Information.

Item 24.  Financial Statements and Exhibits


          (a) Financial Statements and related footnotes for the Fund included or incorporated by reference in Part B are:


               (1)  Reports of Independent Public Accountants
               (2)  Statement of Net Assets
               (3)  Statement of Changes in Net Assets
               (4)  Statement of Operations

          (b)  Exhibits:

               See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.


Item 25.  Persons Controlled by or under Common Control with Registrant

          Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.


Item 26.  Number of Holders of Securities


          On January 31, 1996, the number of record holders of each class of securities of the Registrant was:



                                              Number of Holders of
                  Fund                       Record of Common Stock
----------------------------------------     ----------------------
Heartland Value Fund                                  74,659

Heartland Small Cap Contarian                          8,433

Heartland Value & Income Fund                          1,801

Heartland U.S. Government Securities Fund              3,434

Heartland Wisconsin Tax Free Fund                      3,425

Heartland Nebraska Tax Free Fund                         577

Item 27.  Indemnification

          Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below: Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                                  (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                                  (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                                  Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification),

                                  (1)      such person shall provide adequate
                                           security for his undertaking;

                                  (2)      the Corporation shall be insured
                                  against losses arising by reason of such advance; or

                                  (3)      a majority of a quorum of the
                                  Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

                 Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Advisor

                 (a)      Heartland Advisors, Inc.

                 Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Heartland Funds. William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of the Advisor through continued ownership of a majority of its outstanding voting stock.


                 Set forth below is a list of the executive officers and directors of Heartland Advisors, Inc. as of January 31, 1996, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                    Position
                                 With Heartland
Name                             Advisors, Inc.                              Other
----                         ------------------------                        -----
William J.                   President and Director                          President and
Nasgovitz                                                                    Director, Heartland
                                                                             Group, Inc.

Patrick J.                   Director and Vice                               Vice President,
Retzer                       President, Treasurer                            Treasurer, and
                                                                             Director, Heartland
                                                                             Group, Inc.

Hugh F.                      Vice President and                              Director, Heartland
Denison                      Director                                        Group, Inc.

Mitchell L.                  Chief Operating Officer                         Communications
Kohls                                                                        Manager, GE Medical
                                                                             Systems (General
                                                                             Electric) (8/88 to
                                                                             6/95)

Kenneth J.                   Chief Financial Officer                         None
Della

Lorraine J.                  Vice President and                              Attorney, Quarles &
Koeper                       General Counsel                                 Brady (9/92 to 7/95)

Lois J.                      Secretary                                       Secretary, Heartland
Schmatzhagen                                                                 Group, Inc.



Item 29.  Principal Underwriters

          (a) Heartland Advisors, Inc. acts as the Distributor of each of the Heartland funds shares. Heartland
                Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland funds.

          (b)   See response to item 28(a) above.

          (c)   Not applicable.

Item 30.         Location of Accounts and Records

                 (a)      Heartland Group, Inc.
                          790 North Milwaukee Street
                          Milwaukee, Wisconsin  53202

                 (b)      Firstar Trust Company
                          Mutual Funds Services, Third Floor
                          P.O. Box 701
                          Milwaukee, Wisconsin  53201-0701

                 (c)      Firstar National Bank-Milwaukee
                          777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of February, 1996.

                               HEARTLAND GROUP, INC.



                               By:      WILLIAM J. NASGOVITZ
                                    ----------------------------------
                                        WILLIAM J. NASGOVITZ
                                        President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 29th day of February, 1996, by or on behalf of the following persons in the capacities indicated.


SIGNATURE                                                  TITLE
WILLIAM J. NASGOVITZ                                       Director and President (Chief Executive Officer)
----------------------------------------
WILLIAM J. NASGOVITZ



                                                           Director, Vice President and Treasurer (Chief Financial and
PATRICK J. RETZER                                          Accounting Officer)
----------------------------------------
PATRICK J. RETZER


HUGH F. DENISON                                            Director
----------------------------------------
HUGH F. DENISON


A. Gary Shilling *                                         Director
----------------------------------------
A. GARY SHILLING


Willard H. Davidson *                                      Director
----------------------------------------
WILLARD H. DAVIDSON


Jon D. Hammes *                                            Director
----------------------------------------
JON D. HAMMES


Linda F. Stephenson *                                      Director
----------------------------------------
LINDA F. STEPHENSON



* By: WILLIAM J. NASGOVITZ
      ----------------------------------------------
      WILLIAM J. NASGOVITZ
       Pursuant to Power of Attorney dated April 27, 1995

                                 EXHIBIT INDEX

Exhibit                                                                                                                    Numbered
Number                Description                                                                                            Page
-------               -----------                                                                                          --------
1(a)                  Articles of Incorporation*

 (b)                  Articles Supplementary to Articles of Incorporation as filed with Maryland Department of
                      Assessments and Taxation to create the series known as the Heartland Wisconsin Tax Free Fund*

 (c)                  Articles Supplementary to Articles of Incorporation as filed with Maryland Department of
                      Assessments and Taxation to create two series known as Heartland Nebraska Tax Free Fund and
                      Heartland Value & Income Fund, respectively*

 (d)                  Articles Supplementary to Articles of Incorporation as filed with Maryland Department of
                      Assessments and Taxation to redesignate the name of the Heartland U.S. Government Fund to the
                      Heartland U.S. Government Securities Fund*

 (e)                  Articles Supplementary to Articles of
                      Incorporation as filed with Maryland
                      Department of Assessments and Taxation
                      to create the series known as the
                      Heartland Small Cap Contrarian Fund*

2                     Amended and Restated By-Laws*

4(a)                  Form of specimen security for Heartland Wisconsin Tax Free Fund*

 (b)                  Form of specimen security for Heartland Value Fund*

 (c)                  Form of specimen security for Heartland U.S. Government Fund*

5(a)                  Investment Advisory Agreement for Heartland Value Fund*

5(b)                  Investment Advisory Agreement for Heartland U.S. Government, Wisconsin Tax Free, Nebraska Tax Free,
                      Value & Income and Small Cap Contrarian Funds*

6(a)(i)               Distribution Agreement between Heartland Group, Inc. and Heartland Advisors, Inc.*

 (a)(ii)              Amendment No. 1 to Distribution Agreement between Heartland Group, Inc. and Heartland Advisors,
                      Inc.*

 (b)                  Form of Selected Dealer Agreements*

 (c)                  Form of Selling Agreement for Banks*

8(a)                  Custodian Agreement*

 (b)                  Transfer Agent/Dividend Disbursing Agent Agreement*

9(a)                  Heartland Group, Inc.'s Rule 10f-3 Plan*

 (b)                  Heartland Value Fund, Inc.'s Rule 10f-3 Plan*

10                    Opinion of Quarles & Brady*

11(a)                 Consent of Arthur Andersen LLP

  (b)                 Consent of Quarles & Brady*

  (c)                 Rule 438 Consent of Linda F. Stephenson*

13                    Subscription Agreements*

14(a)                 Form of Model Retirement Plans*

  (b)                 Form of Heartland Funds Individual Retirement Account Agreement and Forms*

15(a)                 The Value Fund's Rule 12b-1 Plan*

  (b)                 Heartland Group Inc.'s Amended and Restated Rule 12b-1 Plan*

  (c)                 Form of Related Distribution Agreement for Rule 12b-1 Plan*

16(a)                 Schedules for Computation of Performance Information for the Heartland Value Fund and the Heartland
                      U.S. Government Fund*

  (b)                 Schedules for Computation of Performance Information for the Heartland Wisconsin Tax Free Fund*

  (c)                 Schedules for Computation of Performance Information for the Heartland Nebraska Tax Free Fund*

  (d)                 Schedules for Computation of Performance Information for the Heartland Value & Income Fund*

  (e)                 Schedules for Computation Performance Information for the Heartland Small Cap Contrarian Fund*

27                    Financial Data Schedule for the Heartland Nebraska Tax Free Fund
------------------

 *Previously filed and incorporated herein by reference.